                                                                    EXHIBIT 10.4

                             STOCK PLEDGE AGREEMENT


         This STOCK PLEDGE AGREEMENT is made as of this 16th day of December, 1997, by and between Watson General Corporation, a California corporation (the "Company"), and BankBoston, N.A., a national banking association (the "Bank").

         WHEREAS, the Company is the legal and beneficial owner of the issued and outstanding shares of each class of the capital stock of Advanced Tank Certification, Inc., a Tennessee corporation, as more particularly described on Annex A; and

         WHEREAS, the Company has entered into a certain Term Loan and Acquisition Line Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement"), with the Bank, pursuant to which the Bank, subject to the terms and conditions contained therein, is to make Loans (as defined therein) to the Company; and

         WHEREAS, it is a condition precedent to the Bank making the Loans to the Company under the Credit Agreement that the Company execute and deliver to the Bank a pledge agreement in substantially the form hereof; and

         WHEREAS, the Company wishes to grant pledges and security interests in favor of the Bank as herein provided;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Pledge of Stock, Etc.

                  (a) The Company hereby pledges, assigns, grants a security interest in, and delivers to the Bank, all of the shares of capital stock of the Subsidiaries (defined below) of every class, as more fully described on Annex A hereto, to be held by the Bank subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Company, have been delivered to the Bank.

                  (b) In case the Company shall acquire any additional shares of the capital stock of any Subsidiary or of any corporation which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of any Subsidiary, by purchase or otherwise, then the Company shall forthwith deliver to and pledge such shares or other securities to the Bank under this Agreement. The Company agrees


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that the Bank may from time to time attach as Annex A hereto an updated list of the shares of capital stock or securities at the time pledged with the Bank hereunder.

         Section 2. Definitions. The term "Obligations" and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the Uniform Commercial Code of Massachusetts have such defined meanings herein, unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

         Stock. Includes the shares of stock described in Annex A attached hereto and any additional shares of stock at the time pledged with the Bank hereunder.

         Stock Collateral. The property at any time pledged to the Bank hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by the Company to the extent expressly permitted by Section 6.

         Subsidiary or Subsidiaries. Advanced Tank Certification, Inc., a Tennessee corporation, and each other Subsidiary (as defined in the Credit Agreement) now owned or hereafter acquired by the Company, but excluding, Toxguard Systems, Inc., Toxguard Fluid Technologies, Inc., and all Persons listed on Schedule 6.2 to the Credit Agreement.

         Section 3. Security for Obligations. This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Bank as security for the payment and performance in full of all the Obligations.

         Section 4. Liquidation, Recapitalization, Etc.


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                  Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise constitute security for payment of the Obligations, and shall, except to the limited extent provided in Section 6, be paid over and delivered to the Bank to be held by the Bank as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Bank to be held by it as security for the Obligations. Except to the limited extent provided in Section 6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Company shall, until paid or delivered to the Bank, be held in trust for the Bank as security for the payment and performance in full of all of the Obligations.


         Section 5. Warranty of Title; Authority. The Company hereby represents and warrants that: (a) the Company has good and marketable title to the Stock described in Section 1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement, (b) the Company has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Company's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected or constitute a default; thereunder, and (c) the information set forth in Annex A hereto relating to the Stock is true, correct and complete in all respects. The Company covenants that it will defend the Bank's rights and security interest in such Stock against the claims and demands of all persons whomsoever. The Company further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Bank hereunder and will likewise defend the Bank's rights, pledge and security interest thereof and therein.

         Section 6. Dividends, Voting, Etc., Prior to Maturity. So long as no Default or Event of Default shall have occurred and be continuing, the Company shall be entitled to receive all cash


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dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent waiver or ratification given by the Company if the effect thereof would in the reasonable judgment of the Bank impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement, the Notes or any of the other Loan Documents. All such rights of the Company to receive cash dividends shall cease in case a Default or an Event of Default shall have occurred and be continuing. All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Bank's option, as evidenced by the Bank's notifying the Company of such election, cease in case a Default or an Event of Default shall have occurred and be continuing.

         Section 7. Remedies

                  (a) If a Default or an Event of Default shall have occurred and be continuing, the Bank shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Bank deems expedient:

                       (i) if the Bank so elects and gives notice of such election to the Company, the Bank may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Bank so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Bank the proxy and attorney-in-fact of the Company, with full power of substitution, to do so);

                      (ii) the Bank may demand, sue for, collect or make any compromise or settlement the Bank deems suitable in respect of any Stock Collateral;

                     (iii) the Bank may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Bank thinks expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;


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                      (iv) the Bank may cause all or any part of the Stock held
         by it to be transferred into its name or the name of its nominee or nominees; and

                       (v) the Bank may set off against the Obligations any and all sums deposited with it or held by it.

                  (b) In the event of any disposition of the Stock Collateral as provided in clause (iii) of Section 7(a), the Bank shall give to the Company at least five Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. The Bank may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Company, to the fullest extent permitted by law). The Bank may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Bank may buy at private sale and may make payments thereof by any means. The Bank may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys fees, travel and all other expenses which may be incurred by the Bank in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in the order set forth in such order or preference as the Bank may determine after proper allowance for Obligations not then due. Only after such applications, and after payment by the Bank of any amount required by Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, need the Bank account to the Company for any surplus. To the extent that any of the Obligations are to be paid or performed by a person other than the Company, the Company waives and agrees not to assert any rights or privileges which it may have under Section 9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

                  (c) The Company recognizes that the Bank may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Bank shall be under no obligation to delay a sale of any of


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the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Bank agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Company agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Bank, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Bank, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Bank shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

         (e) The Company further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this Section 7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company's expense. The Company further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to the Bank, that the Bank has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against the Company and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

         Section 8. Marshalling. The Bank shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such security or other assurances of payment in any particular order. All of the Bank's rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition


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to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Company hereby irrevocably waives the benefits of all such laws.

         Section 9. Company's Obligations Not Affected. The obligations of the Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Bank of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Credit Agreement, the Notes, the other Loan Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Company shall have notice or knowledge of any of the foregoing.

         Section 10. Transfer, Etc., by Company. Without the prior written consent of the Bank, the Company will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

         Section 11. Further Assurances. The Company will do all such acts, and will furnish to the Bank all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Bank may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Bank hereunder, all without any cost or expense to the Bank. If the Bank so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Bank as a financing statement in any recording office in any jurisdiction.

         Section 12. Bank's Exoneration. Under no circumstances shall the Bank be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Stock Collateral and (b) after a Default or an Event of Default shall have occurred and be con-


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tinuing to act in a commercially reasonable manner. The Bank shall not be required to take any action of any kind to collect, preserve or protect its or the Company's rights in the Stock Collateral or against other parties thereto. The Bank's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

         Section 13. No Waiver, Etc.. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. No act, failure or delay by the Bank shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Bank of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Company hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

         Section 14. Notices, Etc. All notices, requests and other communications hereunder shall be made in the manner set forth in Section 12.1 of the Credit Agreement.

         Section 15. Termination. Upon final payment and performance in full of the Obligations, this Agreement shall terminate and the Bank shall, at the Company's request and expense, return such Stock Collateral in the possession or control of the Bank as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Bank hereunder.

         Section 16. Default Interest. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Stock Collateral and all other Collateral and shall bear, whether before or after judgment, interest at the default rate of interest set forth in the Credit Agreement.

         Section 17. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. THE COMPANY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURT AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE COMPANY BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 12.1 OF THE LOAN AGREEMENT. THE COMPANY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.


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
         Section 18. Waiver of Jury Trial. THE BANK AND THE COMPANY AND ITS SUBSIDIARIES AGREE THAT NONE OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR
(B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE COMPANY AND ITS SUBSIDIARIES, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE COMPANY AND ITS SUBSIDIARIES HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         Section 19. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

         IN WITNESS WHEREOF, intending to be legally bound, the Company and the Bank have caused this Agreement to be executed as of the date first above written.

                                      WATSON GENERAL CORPORATION


                                      By:___________________________

                                      Title:________________________


                                      BANKBOSTON, N.A.


                                      By:___________________________

                                      Title:________________________


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
         The undersigned Subsidiaries hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of Sections 4(a), 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Bank and the Company in carrying out such provisions.

                                      ADVANCED TANK CERTIFICATION, INC.


                                      By:___________________________

                                      Title:________________________


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
                                     ANNEX A

         None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Annex A.


                                                       Number of     Number of
                           Record        Class of     Authorized      Issued                Number of              Par or
     Issuer                Owner          Shares        Shares        Shares         Outstanding Shares    Liquidation Value
     ------                -----          ------        ------        ------         ------------------    -----------------
   Advance Tank        Watson General     Common                    10, 112.1             10, 112.1                No Par
Certification, Inc.     Corporation


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